                              LEASE SUPPLEMENT NO.1

          LEASE SUPPLEMENT N0. 1, dated March 9, 1995 ("Lease Supplement No. 1") to Aircraft Lease Agreement No. 1 dated as of February 1, 1995 (the "Lease") by and between CHAUTAUQUA AIRLINES, INC., as lessee ("Lessee"), and LAMBERT LEASING, INC., as lessor ("Lessor").

                             I N T R O D U C T I O N

          WHEREAS, Lessor and Lessee have heretofore entered into the Lease (defined terms therein being hereinafter used with the same meanings). The Lease provides for the execution and delivery of a Lease Supplement for the purpose of leasing the Aircraft under the Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof; and

          WHEREAS, a counterpart of the Lease, with this Lease Supplement No. 1 attached thereto, is being filed for recordation with the FAA Aircraft Registry as one document;

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are .hereby acknowledged Lessor and Lessee hereby agree as follows:

A. THE AIRCRAFT. Lessee hereby confirms to Lessor that Lessee has accepted. the Aircraft and each Engine and Propeller described below for all purposes hereof and of the Lease as being airworthy, in accordance with specifications, in good working order and repair and without defect in condition, design, operation ox fitness for use, whether or not discoverable by Lessee as of the date hereof; PROVIDED, HOWEVER, that nothing contained herein or in the Lease diminishes or affects any right Lessor or Lessee may have with respect to the Aircraft against the Manufacturer, GE, Dowty, any vendor or any subcontractor or supplier thereof:

AIRFRAME
MANUFACTURER       MODEL          SERIAL NUMBER          U.S. REG. NO.
Saab-Fairchild     340A           340A-004               N340CA

INSTALLED
ENGINES                                                  RATED
MANUFACTURER       MODEL          SERIAL NUMBER          TAKEOFF H/P
General            CT7-5A         GE-E-367-146 (left)    Each of which
Electric                          GE-E-367-182 (right)   Engines has 750
                                                         or more rated
                                                         take off
                                                         horsepower or
                                                         the equivalent
                                                         thereof
INSTALLED
PROPELLERS                                               RATED TAKEOFF
MANUFACTURER       MODEL          SERIAL NUMBER          SHAFT H/P
Dowty Rotol        R354/4-        DRG/7828/82 (left)     Each of which
                   123-F/13       DRG/3754/84 (right)    Propellers is
                                                         capable of
                                                         absorbing 750
                                                         or more rated
                                                         take off shaft
                                                         horsepower.
SPARE ENGINE                                             RATED
MANUFACTURER       MODEL          SERIAL NUMBER          TAKEOFF H/P
General            CT7-5A         GE-E-367-123           750 or more
rated                                                    take off horse-
Electric                                                 power or the
                                                         equivalent
                                                         thereof.

B. STIPULATED LOSS VALUE. Lessee hereby agrees to pay in accordance with and when required by the Lease Stipulated Loss Value payments in the amounts set forth in Annex 1 to the Lease Rent Schedule and incorporated herein by reference.

C. REPRESENTATIONS BY LESSEE. Lessee hereby represents and warrants to Lessor that on the above date:

(1) The representations and warranties of Lessee set forth in the Lease are true and correct in all material respects as though made on the date above;

(2) Lessee has satisfied or complied with all requirements in the Lease, to be completed by it on or prior to the date hereof;
(3) No Default or Event of Default has occurred and is continuing on the date above; and
(4) Lessee has obtained, and there are in full force and effect, such insurance policies with respect to the Aircraft, as are required to be obtained under the terms of the Lease.

D.   DELIVERY DATE:                    March 9, 1995

E.   TERM:                             The Term shall commence on the
                                       Delivery Date and expire on March
                                       8, 2005, unless terminated earlier
                                       pursuant to and in accordance with
                                       the Lease.

F.   BASE RENT:                        Lessee agrees to pay Lessor, Base
                                       Rent monthly in arrears, in the
                                       amounts and on the dates, as set
                                       forth in the Lease Rent Schedule.

G.   FIRST BASE RENT                   April 9, 1995
     PAYMENT DATE:

H.   BASE RENT                         Base Rent during the Term shall be
     PAYMENT DATE                      paid on the same day of each month
                                       as the day of the month of the
                                       First Base Rent Payment Date:

I.   AIRCRAFT BASE:                    Indianapolis, Indiana or Akron, Ohio.

J.   DELIVERY SITE:                    St. Louis, Missouri

K.   COUNTERPARTS:                     This Lease Supplement No. 1 may be
                                       executed in any number of counterparts
                                       and by the parties hereto on separate
                                       counterparts, each of which counterparts, shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same Lease Supplement No. 1.

L.   REFERENCE:                        A11 the terms and provisions of the
                                       Lease are hereby incorporated by
                                       reference in this Lease Supplement
                                       No. 1 to the same extent as if fully
                                       set forth herein.

          IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement No. 1 to be duly executed by their authorized officers as of the day and year first above written.

                                       LAMBERT LEASING, INC.,
                                       as Lessor

                                       By: /s/ Gena H. Laurent
                                          --------------------------------------
                                          Gena H. Laurent
                                          Vice President

                                       By: /s/ Bengt Nilsson
                                          --------------------------------------
                                          Bengt Nilsson
                                          Treasurer and Credit Manager

                                       CHAUTAUQUA AIRLINES, INC.,
                                       as Lessee

                                       By: /s/ Timothy L. Coon
                                          --------------------------------------
                                           Timothy L. Coon
                                           Senior Vice President

                              Lease Rent Schedule
                         Aircraft Lease Agreement No. 1

                                  Basic Rent
     Date          PMT No.         Payment

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]



                           Stipulated Loss Value Table      Schedule 1 to Lease
                                 SAAB 340A- 004                   Rent Schedule

     Date          PMT No.   Stipulated Loss Value

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

